Beta Oil & Gas, Inc.

6120 S. Yale Ave., Suite 813

Tulsa, OK 74136

PLACEMENT AGENT AGREEMENT

March __, 2001 1 1 __________ __________ __________ Gentlemen: The undersigned, Beta Oil "&" Gas, Inc., a Nevada corporation (the "Company"), hereby confirms its agreement with you as follows: 1. General.         This Placement Agent Agreement (the “Agreement”) sets forth the understanding and agreement between the Company and you (the “Placement Agent”) whereby, subject to the terms and conditions contained herein, the Placement Agent will offer to sell on behalf of the Company, on a nonexclusive basis, and the Company will sell, pursuant to subscriptions obtained by the Placement Agent, other agents acting on behalf of the Company and the Company’s officers, directors and employees, up to $5,000,000 in Units (the “Units”). Each Unit consists of One (1) share of 8% Convertible Preferred Stock, (the “Preferred Shares”), together with one half of one warrant to purchase one share of the Company’s common stock (“Warrant”). Each Warrant entitles the holder to purchase one share of Company common stock, at a price of $___ per Unit, with a minimum purchase of 5,000 Units, on the terms described in the Private Placement Memorandum dated March 20, 2001, (the “Memorandum”). 2. Appointment of Placement Agent; Timing; Compensation; Manner of Offering. ------------------------------------------------------------------------ (a) The Company hereby appoints the Placement Agent as its nonexclusive agent for the purpose of selling the Units in accordance with the terms and conditions hereof and in accordance with the Memorandum. The Placement Agent hereby accepts such agency and agents to use its best commercial efforts to sell the Units on said terms and conditions. In the offering, sales shall be made by the Placement Agent, by other agents acting on behalf of the Company and by certain officers, directors and employees of the Company to an unlimited number of persons qualifying as “accredited investors,” as such term is defined in Section (a) of Rule 501 of the rules and regulations (collectively, the “Rules”) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the 1933 Act”). The Company shall have the exclusive right, in its sole and absolution discretion, to accept or to refuse subscriptions from any prospective Subscriber, to limit the number of Units acquired by any purchaser, and to make discretionary exceptions to the minimum purchase requirements. (b) The offering shall commence on the date hereof (the “Commencement Date”). The Placement Agent will offer the Units in such states approved in writing by the Company where the Placement Agent is duly licensed and authorized to conduct business as a broker/dealer in securities. The Units may only be offered in jurisdictions in which an exemption from the jurisdiction’s securities registration requirements is available. The Placement Agent shall notify the Company as to each state where the Placement Agent intends to offer the Units. Offers will commence in such jurisdictions on such dates as the Company advises that applicable exemption requirements have been complied with. Each purchaser of Units must purchase a minimum of 5,000 Units, unless otherwise allowed by the Company pursuant to Section 2(a) hereof. The Placement Agent shall only permit duly authorized and licensed agents and representatives of the Placement Agent, to offer and sell the Units in the Offering on behalf of the Placement Agent. (c) The offering will continue until the earlier of (1) the date of which all of the Units have been sold, (2) April 30, 2001, which date may be extended by the Company in its discretion for up to 60 days (the “Termination Date”) or (3) the date, if any, upon which the Company elects to discontinue or otherwise terminate the offering. The period during which the offering is made is referred to herein as the “Offering Period.”         (d) All funds for the purchase price of Units received by the Placement Agent shall be delivered directly to the Escrow Agent for deposit in the Company’s Escrow Account as described in the Memorandum by noon of the next business day following receipt. No more than 10 business days after the Escrow agent has received cleared funds for at least $1,500,000 in Units, a closing shall be held (the “Initial Closing”) at which time any sales commission due the Placement Agent under Section 2(e) hereof will be delivered to the Placement Agent by the Company, and certificates representing the Preferred Shares and Warrants will be delivered to the subscribers therefor. In the event the Initial Closing occurs prior to the Termination Date, additional closings (the “Subsequent Closings”) shall be held as determined by the Company up to and including the Termination Date. At the Subsequent Closings, any sales commission due the Placement Agent under Section 2(e) hereof will be delivered to the Placement Agent by the Company, and certificates representing the Preferred Shares and Warrants sold since the most recent closing will be delivered to the subscribers therefore. If the Minimum Offering as described in the Memorandum is not completed before the Termination Date, the Escrow Agent will return all subscriber’s funds without interest and without deduction.         (e) In accordance with the terms and conditions contained herein, as compensation for the services rendered by the Placement Agent hereunder, as conditional upon the Company completing at least the Minimum Offering, the Company will pay to the Placement Agent a sales commission of eight percent (8%) of the gross proceeds only from Subscriber subscriptions accepted and actually received by the Company, provided such subscriptions were obtained solely through the selling efforts of the Placement Agent. The Placement Agent shall receive no sales commission or other compensation in connection with any other Subscriber subscriptions, including, without limitation, subscriptions that may be obtained through the selling efforts of other agents engaged by the Company or the Company’s officers, directors or employees as set forth in Section 2(f) hereof.         (f) At the Final Closing the Company shall deliver to the Placement Agent one warrant to purchase one share of the Company’s common stock (the “Placement Agent’s Warrant”) for every ten Units sold by the Placement Agent. The Placement Agent’s Warrants shall be exercisable for a period of five (5) years commencing immediately upon issuance and, if the Placement Agent’s Warrants are not exercised during this term, they shall by their terms automatically expire. The exercise price per Placement Agent Warrant shall be one-hundred percent (100%) of the Offering Price of the Units.         The Company shall set aside and at all times have available a sufficient number of shares to be issued upon exercise of the Placement Agent’s Warrants (the “Warrant Stock”). While any Warrants are outstanding, the Company shall not take any action that would act to terminate the Placement Agent’s Warrants. The Placement Agent’s Warrants shall contain standard antidilution provisions. Prior to the issuance of the Placement Agent’s Warrants, the Placement Agent may designate that the Placement Agent’s Warrants be issued in varying amounts directly to its officers or directors. Such designation shall only be made by the Placement Agent if it determines that such issuances would not violate the interpretation of the Board of Governors of the NASD relating to the review of corporate financing arrangements. The Placement Agent may transfer, after one year from the date of the Memorandum, a portion or all of the Placement Agent’s Warrants to certain persons, including, but not limited to, the Placement Agent’s officers, directors, shareholders, employees, or registered representatives. Such transfers shall only be made if they do not violate the registration provisions of the Securities Act or the rules of the NASD. In the event of any public offering by the Company of equity securities equivalent to the Warrant Stock, then the Placement Agent’s Warrants and Warrant Stock shall be subject to a “lock-up” under terms and conditions identical to those of other shareholders. The Placement Agent’s warrants expire 5 years from the date of the final closing of the offering.         Beta will register, within one year of completion of this offering, on Form S-3 or other applicable form under the Securities Act of 1933, as amended, the shares of Beta common stock which would be issued upon exercise of the Placement Agent’s Warrants.         (g) At the option of the Company and in its sole discretion, Units may be offered for sale by one or more other agents engaged by the Company and by certain officers, directors and employees of the Company in Oklahoma and such other states as the Company may reasonably deem necessary to accomplish the sale of the Units.         (h) The offering of the Units shall be undertaken in reliance upon the exemption from the registration requirements of Section 5 of the 1933 Act provided by Section 4(2) thereof and Rule 506 of Regulation D of the Rules (“Regulation D”) and all related rules, and in reliance upon the exemptions from the securities registration requirements of any jurisdiction in which the Units are offered provided by the applicable “private offering” or “limited offering” exemptions under the laws and related regulations of such jurisdictions. The Placement Agent and the Company will use their respective best efforts to comply with such exemptions. ALIGN=LEFT>3. Representations, Warranties and Agreements of the Company.         The Company represents and warrants to, and agrees with, the Placement Agent as follows: (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada with the full corporate power and authority to conduct its business as described in the Memorandum. The Company is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary. (b) At the Commencement Date, the Company will have an authorized capitalization as set forth in the SEC Reports (as defined in the Memorandum (except for any sales of Units completed before the Commencement Date), and all of the then outstanding shares of capital stock of the Company will have been duly authorized and be validly issued, fully paid and nonassessable. (c) The Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue to sell, any equity securities or any such warrants, convertible securities or obligations, other than as disclosed in the SEC Reports. (d) Except as disclosed in the Memorandum, there are no actions, suits or proceedings pending or threatened against the Company, or against or affecting any of its directors or officers, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling or decision or finding would materially and adversely affect the Company or its business. The Company has, and at all times during the Offering Period will have, complied in all material respects with all laws, regulations and orders applicable to it or its business, the violation of which would have a material adverse effect upon its business. The Company has, and at all times during the Offering Period will have, in all material respects performed all its obligations required to be performed by it, and is not, and at all times during the Offering Period, will not be, in default under any material contract or other instrument to which it is a party. (e) The Company is not in violation of its Articles of Incorporation or Bylaws. (f) Prior to the Commencement Date, the Preferred Stock will have been duly authorized and, when issued and delivered to the purchasers thereof against payments therefor and in the manner described in the Memorandum, will be validly issued, fully paid and non-assessable. The description of the Preferred Shares and Common Stock contained in the Memorandum will be complete and accurate in all material respects at all times during the Offering Period. (g) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, instrument to which the Company is a party or by which the Company or any of its properties is bound, or under any statute or under any order, rule or regulation of any court or other regulatory agency applicable to the Company or its business. No consent, approval, authorization or order of any court or regulatory agency or body is required for the consummation by the Company of the transactions on its part contemplated in this Agreement, except as such may be required under federal and state securities laws. (h) Except as reflected in or contemplated by the Memorandum, since the respective dates as of which information is given in the Memorandum, there has not been, and on the Termination Date there will not have been, any material adverse change in the condition of the Company, financial or otherwise. ALIGN=LEFT>4. Representations, Warranties and Covenants of the Placement Agent.         The Placement Agent represents and warrants to, and agrees with, the Company as follows: (a) The Placement Agent and each of its agents and representatives participating in the offering have and will maintain in effect all required licenses, permits, filings, consents, approvals and registrations that may be required to perform their respective obligations under this Agreement. (b) All information furnished herein or in writing to the Company by or on behalf of the Placement Agent with respect to the Placement Agent or otherwise included in the Memorandum will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. (c) The Placement Agent is duly organized, validly existing and in good standing under the laws of the state where the Placement Agent is organized with the full corporate power and authority to conduct its business as required herein. (d) The Placement Agent nor any of its agents and representatives will not make any material representations or other statements of fact with respect to the Company or the Units or Preferred Shares except as set forth in the Memorandum. (e) The Placement Agent will not solicit subscriptions for the Units by means of any form of solicitation or general advertising in any manner prohibited by the requirements of Rule 502 of the 1933 Act. The Placement Agent will deliver a copy of the Memorandum (and all amendments, supplements and exhibits thereto) to each prospective Subscriber from whom it solicits a subscription. (f) Before forwarding to the Company any subscription documents or purchase price funds from any prospective Subscriber, the Placement Agent will have reasonable grounds to believe and shall believe that such prospective Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D. (g) The Placement Agent will not publish, or circulate to third parties any solicitation material other than the Memorandum, as may be amended and supplemented, and it will not give any information or make any representations in connection with the solicitation of and the obtaining of purchasers of the Units other than those contained in the Memorandum, as it may be appended and supplemented, or other information approved in writing before use by the Company. (h) During the Offering Period, the Placement Agent and each of its agents and representatives making offers of the Units shall comply in all material respects with respect to all federal and state securities laws, rules and regulations applicable to such activities. (i) The Placement Agent will deliver the originals of all subscription documents to the Company for its review as promptly as practicable after the receipt of such subscription documents by the Placement Agent. The Placement Agent will also deliver to the Company, or deliver directly to the Escrow Agent described in the Memorandum all checks and funds received in respect of the purchase price from prospective Subscribers. The Placement Agent will promptly inform the Company of any facts which come to its attention which would cause a reasonable person to believe that any of the subscription documents received by the Placement Agent contain any material misstatement or omission. (j) Neither the Placement Agent nor any of its directors, officers or partners is subject to any disqualification set forth in Rule 505(b)(2)(iii) of Regulation D. (k) This Agreement has been duly authorized, executed and delivered by the Placement Agent and constitutes a valid and binding agreement of the Placement Agent, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, voting trust agreement, loan agreement, note or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Placement Agent is a party or by which the Placement Agent or any of its properties is bound, or under any statute or under any order, rule or regulation of any court of other regulatory agency or body applicable to the Placement Agent or its business. No consent, approval, authorization or order of any court or regulatory agency or body is required for the consummation by the Placement Agent of the transactions on its part contemplated in this Agreement, except as such may be required under federal and state securities laws. ALIGN=LEFT>5. Covenants of the Parties. The parties further agree as follows: (a) The Company shall furnish the Placement Agent with such number of printed copies of the Memorandum, with all amendments supplements and exhibits thereto, as it may reasonably request and, similarly, to furnish the Placement Agent with as many copies of any additional sales literature or other materials approved by the Company for use in connection with the offering. (b) Except as may be contemplated by Section 4(a) hereof, the Company shall promptly furnish such information and execute and file such documents as may be necessary for the Company to qualify the Units for offer and sale under Regulation D and under the exemptions to securities laws of such jurisdictions of which prospective Subscribers are residents and to file and make in each subsequent period such statements and reports, and take all actions, as may be required to permit the continuance of offers or sales in such jurisdictions for as long as may be necessary to complete the distribution of the Units. Upon request, the Company will furnish to the Placement Agent a copy of such documents filed by the Company in connection with any such filings. The Placement Agent agrees to provide any information, executions and filings reasonably required in connection with the foregoing. (c) If any event, known to either party, shall have occurred as a result of which the Memorandum in its then current form, including any amendments or supplements thereto, would include an untrue statement of a material fact or would omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any other reason it shall be necessary to amend or supplement the Memorandum, such party will promptly so advise the other party and the Company will promptly amend or supplement the Memorandum and, upon the Placement Agent’s request, will furnish as many copies as the Placement Agent may reasonably require of an amended or supplemented Memorandum correcting such statement or omission or responding to such other reason for amendment or supplementation. (d) The Placement Agent shall maintain a contemporaneous record and accounting of each Memorandum distributed to prospective Subscribers, review the subscription documents submitted by prospective Subscribers for completeness and accuracy, promptly report to the Company if any subscription documents appear to be incomplete or inaccurate and provide such other administrative and other services as may reasonably be requested by the Company in connection with the offering. 6. Expenses.         The Company shall pay and bear all costs, fees and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to, the expenses incident to: (i) the preparation (except fees and expenses of counsel for the Placement Agent), printing and the delivery to the Placement Agent of the Memorandum; (ii) the issuance, sale and delivery to the purchasers of the Preferred Shares and the preparation and delivery of certificates evidencing such securities; (iii) the qualification for exemption of the Units for offer and sale under the securities laws of the various jurisdictions referred to in Sections 2(b) and 2(f) hereof; and (iv) the fees and expenses of counsel for the Company and of the Company’s accountants, any transfer agent for the Shares and any other special agents appointed for the transfer of the Shares. The Placement Agent shall pay and bear all costs, fees and expenses incident to the performance of the obligations of the Placement Agent under this agreement, including but not limited to, the expenses incident to: (i) the fees and expenses of any counsel for the Placement Agent; (ii) the telephone, travel and selling costs and expenses incurred by the Placement Agent and its agents and representatives in the jurisdictions referred in Section 2(b) hereof. The Company is not responsible for any cost associated with the issuance of replacement certificate in the event of loss or theft. 7. Conditions to the Obligations of the Placement Agent. ---------------------------------------------------- (a) The obligations of the Placement Agent hereunder are subject to the accuracy, as of the date hereof, at the time of the Closing and at each Subsequent Closing, if any, of the representations and warrants made herein by the Company; to the accuracy in all material respects of the certificates of the Company made pursuant to Section 5(e) hereof; to the performance by the Company of its obligations hereunder required on its part to be performed or complied with prior to or at such time of each such closing, and to the following additional conditions: (b) Prior to the time of each such closing, no stop order shall have been issued by the SEC with respect to the Offering, no proceedings therefor shall have been initiated by the SEC and to the knowledge of the Company or the Placement Agent, no such proceedings shall be contemplated by the SEC. 8. Indemnification. (a) The Company will indemnify and hold harmless the Placement Agent and its officers and directors from and against all losses, claims, damages or liabilities, joint and several, to which any of the aforesaid parties may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of a material fact contained in the Memorandum, any amendment or supplement thereto, any documents filed pursuant to Regulation D (hereinafter referred to as a “Regulation D Document”) or in any “blue sky” filing or other document executed by the Company or on its behalf specifically for the purpose of qualifying any or all of the Units for sale under the securities laws of any jurisdiction or based upon written information furnished under the securities laws thereof (any such filing, document or information being hereinafter referred to as a “Blue Sky Application”) or (ii) the omission to state in the Memorandum, any amendment or supplement thereto, any Regulation D Document, or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse the Placement Agent and its officers and directors for any legal or other expenses reasonably incurred by the Placement Agent and its officers and directors in connection with investigating or defending such loss, claim, damage or liability arises out of, or is based upon any untrue statement or omission concerning the Placement Agent or otherwise made in reliance upon and in conformity with instructions or information furnished to the Company by the Placement agent or by any of its officers, directors, employees or agents. (b) The Placement Agent will indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages or liabilities to which any of the aforesaid parties may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement of a material fact contained in the Memorandum, any amendment or supplement thereto, any Regulation D Document, or any Blue Sky Application, in each case to the extent, but only to the extent, the such untrue statement concerns the Placement Agent or otherwise was made in reliance upon and in conformity with instructions or information furnished to the Company by the Placement Agent or by any of its officers, directors, employees or agents; (ii) the omission to state in the Memorandum, any amendment or supplement thereto, any Regulation D Document, or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, the such untrue statement or omission concerns the Placement Agent or otherwise was made in reliance upon and in conformity with instructions or information furnished to the Company by the Placement Agent or by any of its officers, directors, employees or agents; (iii) any unauthorized use of sales materials or use of representatives; or (iv) any misrepresentation by the Placement Agent in this Agreement or any breach of warranty by the Placement Agent with respect to this Agreement. The Placement Agent will also reimburse the Company, its officers and directors, or such controlling person in connection with investigating or defending any loss, claim, damage, liability or action referred to above. (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof. In case any such action shall be brought against any indemnified person and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent the it shall desire, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party. 9. Survival Clause.         The respective indemnities, agreements (including, without limitation, the agreements set forth in Section 8 hereof), representations, warranties and other statements of the Company and the Placement Agent, as set forth in this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Placement Agent or the Company, and shall survive any closing and termination of this Agreement and the receipt of any payment for the Shares. 10. Commencement Date, Term and Termination of this Agreement. (a) This Agreement shall become effective as of the date first above written. (b) The Company shall have the right to terminate this Agreement at any time during the Offering period if any representations or warranties of the Placement Agent hereunder shall be found to have been incorrect or misleading or the Placement Agent shall fail, refuse or be unable to perform any of its agreements or obligations hereunder. 11. Notices.>         All communications hereunder shall be in writing and if sent to the Placement Agent shall be mailed, delivered or telecopied to the Placement Agent at the address or numbers set forth above: and if sent to the Company shall be mailed, delivered or telecopied to the Company at the address or numbers set forth above, and to such other addresses and persons as may reasonably be furnished in writing by the parties hereto. 12. Governing Law.         This Agreement and all matters related hereto shall be governed by and construed in accordance with the internal laws of the state of Oklahoma applicable to agreements made and to be performed entirely within such state. Any legal action, suit or proceeding with respect to any matter relating to or arising out of or in connection with the offering or this Agreement shall be brought in the federal and state courts located in Tulsa, Oklahoma and, by execution and delivery of this Agreement, each of the Company and the Placement Agent hereby further irrevocably agrees, accepts and submits to, for itself and in respect of any of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The provisions of this Agreement shall be construed as of this Agreement had been drafted by both parties. 13. Entire Agreement.         This Agreement contains the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto. 14. Waivers and Preservation of Remedies. ------------------------------------         No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of either party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. 15. Counterparts. ------------         This Agreement may be executed by one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

16. Parties and Successors.

        This Agreement shall be binding upon and inure solely to the benefit of the Company, the Placement Agent and to the extent provided in Section 8 hereof, to each person indemnified therein, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. This Agreement may not be assigned by either party without the prior written consent of the other party. No purchaser of any Shares shall be deemed a successor or assign by reason of such purchase.

17. Severability.

        If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, or is challenged by any state or federal regulatory agency in the administration of any statute or regulation, the validity, legality and enforceability of the remaining provisions hereof shall in no way be affected or impaired thereby.         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.
                                            BETA OIL "&" GAS, INC.

                                            By _______________________________________
                                                  Steve A. Antry, President

                                            Placement Agent

                                            By _______________________________________
                                                  Authorized Officer